UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 6, 2022

LIMELIGHT NETWORKS, INC.

(Exact name of registrant as specified in its charter)

001-33508

(Commission

File Number)

Delaware	20-1677033
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2222 West 14th Street
Tempe, AZ 85281
(Address of principal executive offices)

(602) 850-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Ticker Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 per share	LLNW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Stock Purchase Agreement

Limelight Networks, Inc., a Delaware corporation (“Purchaser” or “Limelight”), entered into a Stock Purchase Agreement, dated March 6, 2022 (the “Purchase Agreement”), by and between Limelight and College Parent, L.P., a Delaware limited partnership (“Seller”), pursuant to which Limelight will acquire all of Seller’s right, title and interest in and to all of the outstanding shares of common stock of Edgecast Inc., a California corporation and a wholly owned subsidiary of Seller (“Edgecast”), and certain specified assets for an aggregate number of shares of common stock, par value $0.001, of Limelight (the “Purchaser Common Shares”) equal to approximately 72.2 million Purchaser Common Shares representing a value of approximately $300 million (the “Purchaser Common Share Closing Consideration”), subject to the terms and conditions of the Purchase Agreement (the “Purchase”). The Purchaser Common Share Closing Consideration also includes a $30 million investment in Limelight by Seller. Seller can also receive up to an additional 12.7 million shares of Limelight representing up to an additional $100 million in consideration, over the period ending on the third anniversary of the closing of the transaction, subject to the achievement of certain share-price targets (the “Earnout Purchaser Shares”).

The Purchase was unanimously approved by the board of directors of Limelight (the “Limelight Board”) and the Limelight Board resolved to recommend approval of the issuance of the Purchaser Common Shares pursuant to the Purchase Agreement to Limelight’s stockholders.

Conditions to Closing

The transactions contemplated by the Purchase Agreement are subject to customary closing conditions, including, among other things, (i) the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any law or order restraining, enjoining or otherwise that prohibiting the consummation of the Transaction and (iii) approval of the issuance of the Purchaser Common Shares pursuant to the Purchase Agreement by the Limelight stockholders.

Representations, Warranties and Covenants

The parties to the Purchase Agreement have made representations, warranties and covenants that are customary for transactions of this nature including, among others, covenants by both parties to (i) use reasonable best efforts to obtain governmental and regulatory approvals and (ii) conduct their respective businesses in the ordinary course during the period between the execution of the Purchase Agreement and the consummation of the transactions contemplated by the Purchase Agreement and not to take certain kinds of actions during such period.

Termination and Termination Fee

The Purchase Agreement may be terminated at any time prior to closing by the mutual written consent of the parties and in certain other circumstances, including, among others, if the transactions contemplated by the Purchase

Agreement have not been consummated by December 7, 2022 (subject to certain extension rights by the parties), and the delay in closing is not due to the material breach of the Purchase Agreement by the party seeking termination.

Upon termination of the Purchase Agreement in accordance with its terms, under specified circumstances, Limelight will be required to pay Seller a reverse termination fee of $9,000,000.

Treatment of Equity

Pursuant to the Purchase Agreement, Seller shall retain all liabilities in respect of each long-term cash or equity-based incentive or retention award granted to any Transferred Business Employee (as defined in the Purchase Agreement) that is outstanding and vested as of closing.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Important Statement Regarding the Purchase Agreement

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the Purchase Agreement has been included to provide Limelight stockholders with information regarding its terms and is not intended to provide any factual information about the Limelight, Seller or Edgecast. The representations, warranties and covenants contained in the Purchase Agreement have been made solely for the purposes of the Purchase Agreement and as of specific dates; were made solely for the benefit of the parties to the Purchase Agreement; are not intended as statements of fact to be relied upon by Limelight stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by Purchase stockholders or other security holders. Limelight stockholders and other security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Limelight, Seller or Edgecast. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Limelight’s public disclosures. Limelight acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading. The Purchase Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Purchase Agreement, the Purchase, Limelight, Seller, Edgecast, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the proxy statement on Schedule 14A of Limelight, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that Limelight make with the SEC.

Stockholders Agreement

At closing, pursuant to the Purchase Agreement, Limelight and Seller will enter into a stockholders agreement (the “Stockholders Agreement”), pursuant to which, among other things, immediately following closing, Limelight will be obligated to ensure the Limelight Board and certain committees thereof consist of the individuals set forth therein, including the applicable designees of Seller, in each case, as more particularly set forth in the Stockholders Agreement. At the closing, the Limelight Board will consist of nine total directors: three designees of Seller, and six individuals who are currently directors of Limelight.

Under the Stockholders Agreement, for so long as Seller beneficially owns a number of Purchaser Common Shares representing more than 10% of the then outstanding Purchaser Common Shares, Seller will maintain the right to nominate for election designees designated by Seller. Limelight will also cause the Limelight Board to nominate for election that number of individuals designated by Seller that, if elected, would result in three designees of Seller serving on the Limelight Board until the earlier of such time as Seller beneficially owns a number of Purchaser Common Shares representing less than 30% of the number of outstanding Purchaser Common Shares, after which time Seller’s designation rights will be reduced to two designees until such time as Seller beneficially owns Purchaser Common Shares representing less than 20% of the number of outstanding Purchaser Common Shares, after which time Seller’s designation rights will be reduced to one designee.

Pursuant to the Stockholders Agreement and subject to certain exceptions, Seller will agree, for the Relevant Restricted Period (as defined in the Stockholders Agreement) after the closing, not to Transfer (as defined in the Stockholders Agreement) any Purchaser Common Shares and Earnout Purchaser Shares Stock held by Seller as of the closing after giving effect to the Pre-Closing Restructuring.

The Stockholders Agreement will also contain certain restrictions on Limelight, for so long as Seller continues to beneficially own at least 50% of the Purchaser Common Shares, Limelight may not take the following actions without the prior written consent of Seller, such approval not to be unreasonably withheld: (i) amend the organizational documents of Limelight or any of its material subsidiaries in any manner that would be disproportionately adverse to Seller, (ii) change the size of the Limelight Board and (iii) undertake any liquidation, dissolution or winding up of Limelight.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Stockholders Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Registration Rights Agreement

At the closing, pursuant to the Purchase Agreement, Limelight will enter into a registration rights agreement (the “Registration Rights Agreement”) with Seller (together with any other party that may become a party to the Registration Rights Agreement, “Holders”). Pursuant to the Registration Rights Agreement, among other things, and on the terms and subject to certain limitations set forth therein, Limelight will be obligated to use its commercially reasonable efforts to prepare and file on or prior to the first expiration date of the Relevant Restricted Period (as defined in the Registration Rights Agreement) a registration statement registering Purchaser Common Shares held by Holders, including any Earnout Purchaser Shares acquired by Holders in accordance with the Purchase Agreement.

The Registration Rights Agreement also provides Holders with certain customary piggyback registration rights.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration or offering and Limelight’s right to delay or withdraw a registration statement under certain circumstances.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The shares to be issued by Limelight in the pursuant to the Purchase Agreement, issued in private placements exempt from registration under Section 4(a)(2) of the Securities Act, because the offer and sale of such securities does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, and other applicable requirements were met.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference

Item 7.01	Regulation FD Disclosure

On March 7, 2022, Limelight and Seller issued a joint press release announcing the entry by Limelight and Seller into the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing.

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this communication contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”). Certain statements in this communication may constitute forward-looking statements, which reflect the expectations of Limelight’s management regarding the business prospects and opportunities of Limelight and the transaction. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. Limelight’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Limelight’s stockholder approvals) in the anticipated timeframe or at all, including the possibility that the proposed transaction does not close; the response of customers, business partners and competitors to the announcement of the proposed transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; the possibility of significant unexpected transaction costs; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the company’s ability to achieve projected revenue increase, to realize run-rate cost synergy opportunities and/or market expansion fail to meet expectations; and unknown liabilities and the risk of litigation and/or regulatory actions related to the proposed transaction. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Limelight’s Annual Report on Form 10-K for the year ended December 31, 2021, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Limelight’s continuous disclosure filings, which are available at www.sec.gov.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this communication. Limelight disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the proposed transaction involving Limelight and Edgecast pursuant to the terms of the definitive agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Limelight will file a proxy statement on Schedule 14A relating to a special meeting of the stockholders with the SEC. Additionally, Limelight will file other relevant materials in connection with the transaction with the SEC. Investors and securityholders of Limelight are urged to read the proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the definitive agreement. The definitive proxy statement will be mailed to holders of Limelight’s stock. Stockholders will be able to obtain a copy of the proxy statement, as well as other filings containing information about the transaction and the parties to the definitive agreement made by Limelight with the SEC free of charge on EDGAR at www.sec.gov, or on Limelight’s website at www.limelight.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this communication. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Limelight and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Limelight in respect of the transaction. Information about Limelight’s directors and executive officers is set forth in the proxy statement for Limelight’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the transaction when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Stock Purchase Agreement, dated March 6, 2022, by and between Limelight Networks, Inc. and College Parent, L.P.

10.1#	Form of Stockholders Agreement, by and between Limelight Networks, Inc. and College Parent, L.P.

10.2	Form of Registration Rights Agreement, by and between Limelight Networks, Inc. and College Parent, L.P.

99.1	Joint Press Release, dated March 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

All schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#

Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit were omitted by means of marking such portions with an asterisk because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

[Signatures on Following Page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

By:	/s/ Michael DiSanto
Name: Michael DiSanto
Title: Chief Administrative and Legal Officer & Secretary

Date: March 7, 2022